Rule 497(k)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Structured Credit Income Opportunities ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Statement of Additional Information

Dated June 16, 2025

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, effective June 30, 2025, the Fund’s annual unitary management fee will be reduced to 0.85% of the Fund’s average daily net assets.

Accordingly, at such time, the “Fees and Expenses of the Fund” section in the Fund’s prospectus is replaced in its entirety with the following:

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.86%
(1)	“Other Expenses” is an estimate based on the expenses the Fund expects to incur for the current fiscal year.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Additionally, at such time, the “Breakpoints” table in the Fund’s Statement of Additional Information is replaced in its entirety with the following:

Management Fee	Breakpoints
0.85000%	Fund net assets up to and including $2.5 billion
0.82875%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.80750%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.78625%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.76500%	Fund net assets greater than $10 billion

Please Keep this Supplement with your Fund Prospectus

and Statement of Additional Information for Future Reference